Exhibit (99.1)

Unaudited Pro Forma Condensed Consolidated Financial Statements of Ecolab

Overview

On December 18, 2019, Ecolab Inc. (“Ecolab”) entered into definitive agreements with Apergy Corporation (“Apergy”) to separate and combine ChampionX Holding Inc. (“ChampionX”), a wholly owned subsidiary of Ecolab, with Apergy in a Reverse Morris Trust transaction (the “Transaction”). In connection with the Transaction, Ecolab will distribute all of the issued and outstanding shares of ChampionX common stock held by Ecolab to its participating stockholders in an exchange offer, pursuant to which Ecolab stockholders will have the option to elect to exchange Ecolab shares for shares of ChampionX (the “Exchange Offer”). In the event the Exchange Offer is not fully subscribed, Ecolab will distribute the remaining shares of ChampionX common stock owned by Ecolab in a clean-up spin-off to Ecolab stockholders whose shares of Ecolab common stock remain outstanding after consummation of the Exchange Offer (the “clean-up spin-off”). If the Exchange Offer is terminated by Ecolab without the exchange of shares (but the conditions to consummation of the Transaction have otherwise been satisfied), Ecolab intends to distribute all shares of ChampionX common stock owned by Ecolab on a pro rata basis to holders of Ecolab common stock. The Exchange Offer (and if necessary, clean-up spin-off or pro rata distribution) will be followed by the merger of a wholly owned subsidiary of Apergy with and into ChampionX, with ChampionX surviving as a wholly owned subsidiary of Apergy (the “Merger”). In the Merger, each share of ChampionX common stock will be converted into the right to receive a number of shares of Apergy common stock equal to an exchange ratio, which exchange ratio is calculated such that, at the consummation of the Merger, ChampionX equityholders will own, in the aggregate, approximately 62% of the issued and outstanding Apergy common stock on a fully diluted basis, and Apergy equityholders will own, in the aggregate, approximately 38% of the issued and outstanding Apergy common stock on a fully diluted basis. The Transaction is subject to customary closing conditions, including (i) Apergy stockholder approval to issue the Apergy common stock in the Merger, (ii) consummation of the ChampionX separation from Ecolab and (iii) for Ecolab, receipt of tax opinions. Upon the separation of ChampionX from Ecolab, ChampionX will hold the assets, liabilities and operations associated with Ecolab’s upstream energy business that is currently conducted by a group of Ecolab’s subsidiaries. In connection with the Transaction, ChampionX’s Registration Statement on Forms S-4 and S-1 under the Securities Act of 1933, as amended, including the unaudited pro forma condensed consolidated financial statements of Ecolab as of and for the year ended December 31, 2019, became effective on April 30, 2020 (the “Registration Statement”).

Basis of Presentation

The following unaudited pro forma condensed consolidated financial statements of Ecolab have been prepared and presented in accordance with Article 11 of SEC Regulation S-X and were derived from Ecolab’s historical consolidated financial statements and are being presented to give effect to the Transaction. The unaudited pro forma condensed consolidated financial statements of Ecolab are based on currently available information and assumptions that Ecolab’s management believe are reasonable. The pro forma adjustments included herein give effect to pro forma events that are (i) directly attributable to the Transaction, (ii) factually supportable and (iii) with respect to the unaudited pro forma condensed consolidated statement of income, expected to have a continuing impact on Ecolab’s consolidated results of operations. The unaudited pro forma condensed consolidated statements of income for the quarter ended March 31, 2020 and the year ended December 31, 2019 reflect Ecolab’s results as if the Transaction had occurred on January 1, 2019. The unaudited pro forma condensed consolidated balance sheet as of March 31, 2020 reflects Ecolab’s assets, liabilities, and equity as if the Transaction had occurred on March 31, 2020.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with:

(i)	the accompanying notes to the unaudited pro forma condensed consolidated financial statements;

(ii)

the audited consolidated financial statements of Ecolab as of and for the year ended December 31, 2019, the accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in Ecolab’s Annual Report on Form 10-K for the year ended December 31, 2019;

(iii)

the unaudited consolidated financial statements of Ecolab as of and for the quarter ended March 31, 2020, the accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in Ecolab’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020;

(iv)

the audited consolidated financial statements of ChampionX as of and for the year ended December 31, 2019, the accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Registration Statement; and

(v)

the unaudited interim combined financial statements of ChampionX as of and for the quarter ended March 31, 2020, the accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in Exhibit 99.1 to a Current Report on Form 8-K furnished by Ecolab on May 18, 2020.

The unaudited pro forma condensed consolidated financial statements do not purport to represent the actual consolidated results of operations or financial condition had the Transaction occurred on the dates assumed, nor are they indicative of Ecolab’s future consolidated results of operations or financial condition.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2020

	As of March 31, 2020
(in millions)	Historical Ecolab	Discontinued Operations (a)	Transaction Adjustments		Pro Forma Ecolab
Assets
Current assets
Cash and cash equivalents	$ 1,661.9	$ (109.7)	601.2	(c)	$ 2,153.4
Accounts receivable, net	2,855.9	(446.0)			2,409.9
Inventories	1,529.7	(408.5)			1,121.2
Other current assets	389.6	(55.3)			334.3
Total current assets	6,437.1	(1,019.5)	601.2		6,018.8
Property, plant and equipment, net	3,920.7	(741.7)			3,179.0
Goodwill	7,231.5	(1,675.5)			5,556.0
Other intangible assets, net	3,591.9	(714.8)			2,877.1
Operating lease assets	558.5	(104.1)			454.4
Other assets	599.9	(70.3)			529.6
Total assets	$ 22,339.6	$ (4,325.9)	601.2		$ 18,614.9

Liabilities and equity
Current liabilities
Short-term debt	$ 1,038.3	$ (3.0)			$ 1,035.3
Accounts payable	1,279.5	(237.3)			1,042.2
Compensation and benefits	513.5	(33.0)			480.5
Income taxes	140.8	(13.8)			127.0
Other current liabilities	1,285.3	(116.6)			1,168.7
Total current liabilities	4,257.4	(403.7)			3,853.7
Long-term debt	6,744.0	(0.5)			6,743.5
Postretirement health care and pension benefits	1,072.0	(5.2)			1,066.8
Deferred income taxes	737.4	(197.2)			540.2
Operating lease liabilities	406.9	(73.2)			333.7
Other liabilities	261.3	(15.6)			245.7
Total liabilities	13,479.0	(695.4)			12,783.6

Equity
Total Ecolab shareholders’ equity	8,822.1	(3,629.8)	601.2	(d)	5,793.5
Noncontrolling interest	38.5	(0.7)			37.8
Total equity	8,860.6	(3,630.5)	601.2		5,831.3
Total liabilities and equity	$ 22,339.6	$ (4,325.9)	$ 601.2		$ 18,614.9

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

FOR THE FIRST QUARTER ENDED MARCH 31, 2020

	First Quarter Ended March 31, 2020
(in millions, except per share data)	Historical Ecolab	Discontinued Operations (a)		Pro Forma Ecolab

Product and equipment sales	$ 2,930.0	$ (506.0)		$ 2,424.0
Service and lease sales	651.4	(54.8)		596.6
Net sales	3,581.4	(560.8)		3,020.6
Product and equipment cost of sales	1,715.9	(351.1)		1,364.8
Service and lease cost of sales	400.9	(45.4)		355.5
Cost of sales (including special charges1)	2,116.8	(396.5)		1,720.3
Selling, general and administrative expenses	1,015.0	(105.9)		909.1
Special (gains) and charges	52.4	(36.6)		15.8
Operating income	397.2	(21.8)		375.4
Other (income) expense	(15.2)	(0.1)		(15.3)
Interest expense, net	48.1	0.1		48.2
Income before income taxes	364.3	(21.8)		342.5
Provision for income taxes	74.1	(27.1)		47.0
Net income including noncontrolling interest	290.2	5.3		295.5
Net income attributable to noncontrolling interest	6.8	(2.5)		4.3
Net income attributable to Ecolab	$ 283.4	$ 7.8		$ 291.2

Earnings attributable to Ecolab per common share
Basic	$ 0.98	N/A		$ 1.03
Diluted	$ 0.97	N/A		$ 1.01

Weighted-average common shares outstanding
Basic	288.8	(4.9)	(b)	283.9
Diluted	292.6	(4.9)	(b)	287.7

1 For both historical Ecolab and pro forma Ecolab, cost of sales includes special (gains) and charges, net of $9.1 million, which is recorded in product and equipment cost of sales. No special charges are recorded in cost of sales from discontinued operations

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2019

	Year Ended December 31, 2019
(in millions, except per share data)	Historical Ecolab	Discontinued Operations (a)		Pro Forma Ecolab

Product and equipment sales	$ 12,238.9	$ (2,107.2)		$ 10,131.7
Service and lease sales	2,667.4	(235.3)		2,432.1
Net sales	14,906.3	(2,342.5)		12,563.8
Product and equipment cost of sales	7,106.4	(1,487.6)		5,618.8
Service and lease cost of sales	1,617.0	(188.8)		1,428.2
Cost of sales (including special charges2)	8,723.4	(1,676.4)		7,047.0
Selling, general and administrative expenses	3,957.5	(407.0)		3,550.5
Special (gains) and charges	211.6	(91.4)		120.2
Operating income	2,013.8	(167.7)		1,846.1
Other (income) expense[3]	(76.3)	(0.7)		(77.0)
Interest expense, net[4]	191.2	(0.4)		190.8
Income before income taxes	1,898.9	(166.6)		1,732.3
Provision for income taxes	322.7	(34.1)		288.6
Net income including noncontrolling interest	1,576.2	(132.5)		1,443.7
Net income attributable to noncontrolling interest	17.3	-		17.3
Net income attributable to Ecolab	$ 1,558.9	$ (132.5)		$ 1,426.4

Earnings attributable to Ecolab per common share
Basic	$ 5.41	N/A		$ 5.04
Diluted	$ 5.33	N/A		$ 4.96

Weighted-average common shares outstanding
Basic	288.1	(4.9)	(b)	283.2
Diluted	292.5	(4.9)	(b)	287.6

2 For both historical Ecolab and pro forma Ecolab, cost of sales includes $38.5 million of special (gains) and charges, net, recorded in product and equipment cost of sales. No special charges are recorded in cost of sales from discontinued operations.

3 For both historical Ecolab and pro forma Ecolab, other (income) expense includes special charges of $9.5 million. No special charges are recorded in other (income) expense from discontinued operations.

4  For both historical Ecolab and pro forma Ecolab, interest expense, net includes special charges of $0.2 million. No special charges are recorded in interest expense, net from discontinued operations.

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma condensed consolidated statements of income for the first quarter ended March 31, 2020 and the year ended December 31, 2019 and the unaudited pro forma condensed consolidated balance sheet as of March 31, 2020 include the following pro forma adjustments:

a)

The unaudited pro forma condensed consolidated statement of income represents the direct revenues, operating expenses and certain other expenses directly attributable to ChampionX. These amounts exclude allocations of Ecolab’s overhead expenses which are included in the historical Upstream Energy segment results that are allocated on a management reporting basis. The unaudited pro forma condensed consolidated balance sheet represents the removal of assets, liabilities, and equity attributable to ChampionX.

b)

The unaudited pro forma condensed consolidated financial statements assume that the Transaction is effected through a fully subscribed Exchange Offer with approximately 4.9 million shares of Ecolab common stock tendered and exchanged for approximately 121.8 million shares of ChampionX common stock, reflecting an assumed exchange ratio of 24.7193 shares of ChampionX common stock for each share of Ecolab common stock tendered. Such exchange ratio has been determined by applying a discount of 10% and dividing the closing price of Ecolab’s common stock of $192.44 per share as of May 14, 2020 by 90% of the closing price of Apergy common stock of $8.65 per share as of May 14, 2020.

The calculated per-share value for ChampionX common stock is based on the trading prices for Apergy common stock because there is currently no trading market for ChampionX common stock, and no such trading market will be established in the future. The trading prices for Apergy common stock are an appropriate proxy for the trading prices of ChampionX common stock because ChampionX will authorize the issuance of a number of shares of ChampionX common stock such that the total number of shares of ChampionX common stock outstanding immediately prior to the Merger will (under the foregoing assumptions) be approximately 121.8 million and each such outstanding share of ChampionX common stock will be converted into one share of Apergy common stock in the Merger.

ChampionX common stock to be owned by Ecolab	121,755,017
Exchange ratio	24.7193
Total shares of Ecolab common stock accepted and retired	4,925,504

As a result, basic and diluted shares have been reduced by approximately 4.9 million shares in the unaudited pro forma condensed consolidated statements of income.

The actual number of shares of Ecolab common stock that will be retired in this Exchange Offer will depend on the final exchange ratio and number of shares of Ecolab common stock validly tendered and not properly withdrawn and accepted for exchange by Ecolab.

c)

Represents the distribution of $601.2 million of cash from ChampionX to Ecolab based on the terms of the Transaction. The distribution includes a one-time cash payment of $537.0 million, subject to certain adjustments, as well as $64.7 million in excess cash on ChampionX’s balance sheet. ChampionX is expected to have a cash balance of approximately $45.0 million immediately prior to the consummation of the Transaction.

d)	Includes the adjustments to equity as a result of the cash distribution described in note (c).

The estimated loss of approximately $2.0 billion, based on the May 14, 2020 Apergy stock price of $8.65, has not been reflected in the unaudited pro forma condensed consolidated statements of income. Any actual loss on the Transaction will be recorded during the quarter in which the Transaction is consummated.

NON-GAAP PRO FORMA INFORMATION

The unaudited pro forma condensed consolidated financial statements of Ecolab have been prepared and presented in accordance with Article 11 of SEC Regulation S-X. In addition, Ecolab’s management has provided the pro forma non-GAAP financial measures of adjusted net income and adjusted diluted earnings per share on a pro forma basis.

The pro forma non-GAAP financial information is not an alternative to the unaudited pro forma condensed consolidated statements of income prepared in accordance with GAAP and should be considered in addition to, and not as a substitute or superior to, such pro forma financial statements. Using only the pro forma non-GAAP financial information to analyze performance would have material limitations because the calculations are based on Ecolab’s management’s subjective determination regarding the nature and classification of events and circumstances that investors may find significant. For the pro forma non-GAAP financial measures, a reconciliation of the differences between the pro forma non-GAAP measure and the most directly comparable pro forma GAAP measure has been provided. Although other companies report adjusted net income and adjusted diluted earnings per share, numerous methods may exist for calculating a company’s adjusted net income and adjusted diluted earnings per share. As a result, the method used to calculate Ecolab’s pro forma non-GAAP financial measures may differ from the methods used by other companies to calculate their non-GAAP financial measures.

The following table presents a reconciliation of Ecolab’s adjusted historical and pro forma net income attributable to Ecolab and adjusted historical and pro forma diluted earnings per share with historical and pro forma net income attributable to Ecolab for the quarter ended March 31, 2020:

(in millions, except per share amounts)	Historical Ecolab	Adjustments	Pro Forma Ecolab
Diluted earnings per share, as reported (U.S. GAAP)	$ 0.97	$ 0.04	$ 1.01
Net income attributable to Ecolab	$ 283.4	$ 7.8	$ 291.2
Adjustments:
Special gains and charges
Cost of sales	9.1	-	9.1
Special gains and charges	52.4	(36.6)	15.8
Tax (benefit) expense on special gains and charges	(11.3)	4.8	(6.5)
			18.4
Total special gains and charges, after tax	50.2	(31.8)	18.4
Discrete tax net expense (benefits)	(2.3)	(19.5)	(21.8)

Adjusted net income attributable to Ecolab (non-GAAP)	$ 331.3	$ (43.5)	$ 287.8

Diluted weighted-average common shares outstanding	292.6	(4.9)	287.7
Adjusted diluted earnings per share (non-GAAP)	$ 1.13	$ (0.13)	$ 1.00

The following table presents a reconciliation of Ecolab’s adjusted historical and pro forma net income attributable to Ecolab and adjusted historical and pro forma diluted earnings per share with historical and pro forma net income attributable to Ecolab for the year ended December 31, 2019:

(in millions, except per share amounts)	Historical Ecolab	Adjustments	Pro Forma Ecolab
Diluted earnings per share, as reported (U.S. GAAP)	$ 5.33	$ (0.37)	$ 4.96
Net income attributable to Ecolab	$ 1,558.9	$ (132.5)	$ 1,426.4
Adjustments:
Special gains and charges
Cost of sales	38.5	-	38.5
Special gains and charges	211.6	(91.4)	120.2
Interest expense, net	0.2	-	0.2
Other (income) expense	9.5	-	9.5
Tax (benefit) expense on special gains and charges	(57.2)	17.1	(40.1)
			18.4
Total special gains and charges, after tax	202.6	(74.3)	128.3
Discrete tax net expense (benefits)	(58.4)	0.7	(57.7)

Adjusted net income attributable to Ecolab (non-GAAP)	$ 1,703.1	$ (206.1)	$ 1,497.0
\\
Diluted weighted-average common shares outstanding	292.5	(4.9)	287.6
Adjusted diluted earnings per share (non-GAAP)	$ 5.82	$ (0.61)	$ 5.21

Cautionary Notes on Forward-Looking Statements

This communication includes “forward-looking statements” as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed transaction between Apergy, ChampionX and Ecolab. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “forecast,” “outlook,” “target,” “endeavor,” “seek,” “predict,” “intend,” “strategy,” “plan,” “may,” “could,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or the negative thereof or variations thereon or similar terminology generally intended to identify forward-looking statements. All statements, other than historical facts, including, but not limited to, statements regarding the expected timing and structure of the proposed transaction, the extent to which the exchange offer is subscribed, the ability of the parties to complete the proposed transaction, the expected benefits of the proposed transaction, including future financial and operating results and strategic benefits, the tax consequences of the proposed transaction, and the combined company’s plans, objectives, expectations and intentions, legal, economic and regulatory conditions, and any assumptions underlying any of the foregoing, are forward-looking statements.

These forward-looking statements are based on ChampionX and Ecolab’s current expectations and are subject to risks and uncertainties, which may cause actual results to differ materially from ChampionX and Ecolab’s current expectations. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction, may require conditions, limitations or restrictions in connection with such approvals or that the required approval by the stockholders of Apergy may not be obtained; (2) the risk that the proposed transaction may not be completed on the terms or in the time frame expected by Apergy, ChampionX or Ecolab, or at all; (3) unexpected costs, charges or expenses resulting from the proposed transaction; (4) that the exchange ratio will not be fixed until the end of third business day prior to the exchange offer’s expiration and the exchange offer may not be fully subscribed and the resulting impacts, including regarding the number of Ecolab shares that could be retired pursuant to the transaction; (5) uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; (6) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (7) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the businesses of Apergy and ChampionX, or at all; (8) the ability of the combined company to implement its business strategy; (9) difficulties and delays in the combined company achieving revenue and cost synergies; (10) the occurrence of any event that could give rise to termination of the proposed transaction; (11) the risk that stockholder litigation in connection with the proposed transaction or other settlements or investigations may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; (12) the effects of external events on the economy including COVID-19 or other pandemics; (13) evolving legal, regulatory and tax regimes; (14) changes in general economic and/or industry specific conditions (including actions taken by OPEC); (15) actions by third parties, including government agencies; (16) Apergy’s ability to remediate the material weaknesses in internal control over financial reporting described in Part II, Item 9A – Controls and Procedures, in Apergy’s Annual Report on Form 10-K for the year ended December 31, 2019; and (17) other risk factors detailed from time to time in Apergy and Ecolab’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including Apergy and Ecolab’s annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive.

Any forward-looking statements speak only as of the date of the applicable communication. None of Apergy, ChampionX or Ecolab undertakes any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Important Information About the Transaction and Where to Find It

In connection with the proposed transaction, ChampionX has filed a registration statement on Form S-4/S-1 containing a prospectus, declared effective April 30, 2020, Apergy has filed a registration statement on Form S-4 containing a prospectus, declared effective April 30, 2020 (together, the “Registration Statements”), and a definitive proxy statement on Schedule 14A and Ecolab has filed a Schedule TO with the SEC. Investors and security holders are urged to read the Registration Statements, Apergy’s proxy statement, Ecolab's Schedule TO and any amendments to these filings as well as any other relevant documents filed or to be filed with the SEC when they become available because they will contain important information about Apergy, ChampionX, Ecolab and the proposed transaction. The Registration Statements, Apergy’s proxy statement, Ecolab's Schedule TO and other documents relating to the proposed transaction (when they become available) can also be obtained free of charge from the SEC’s website at www.sec.gov. The Registration Statements, Apergy’s proxy statement, Ecolab's Schedule TO and other documents (when they are available) can also be obtained free of charge from Ecolab upon written request to Ecolab Inc., Attn: Investor Relations, 1 Ecolab Place, St. Paul, MN 55102, or by e-mailing investor.info@ecolab.com, or upon written request to Apergy Corporation, Investor Relations, 2445 Technology Forest Boulevard, The Woodlands, Texas 77381, or by e-mailing david.skipper@apergy.com.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.